QuickLinks -- Click here to rapidly navigate through this document

OMB APPROVAL
UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K	OMB Number: 3235-0060 Expires: August 31, 2009 Estimated average burden hours per response . . . 5.0

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2009

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10716 (Commission File Number)	38-2687639 (IRS Employer Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan 48304
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (248) 631-5400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item7.01    Regulation FD Disclosure

        On December 14, 2009, TriMas Corporation (the "Corporation") issued a press release announcing that it has launched a cash tender offer and consent solicitation for any and all of its outstanding 9 7/8% Senior Subordinated Notes due 2012 (the "2012 Notes"). The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

        On December 14, 2009, the Corporation also issued a press release announcing its intent to offer $250 million aggregate principal amount of senior secured notes due 2017 through a private placement, the proceeds of which, together with cash on hand, the Corporation will use to purchase, redeem or otherwise retire the 2012 Notes. The full text of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

        The Corporation is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.3, which information is incorporated by reference herein. This information, which has not been previously reported, is excerpted from a Preliminary Offering Circular that is being disseminated in connection with the notes offering described above.

        The Corporation is furnishing the information in this Current Report on Form 8-K and in Exhibits 99.1, 99.2 and 99.3 to comply with Regulation FD. Such information, including the accompanying Exhibits 99.1, 99.2 and 99.3, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibits 99.1, 99.2 and 99.3, shall not be deemed incorporated by reference into any filing under the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01    Other Events

        The Corporation has attached hereto as Exhibit 99.4 the audited consolidated balance sheets of the Corporation and its subsidiaries as of December 31, 2008 and December 31, 2007, and the related consolidated statement of operations, shareholders' equity, comprehensive income and cash flows for each of the three years in the three-year period ended December 31, 2008 and related notes to financial statements, reflecting the realignment of the Corporation into five reportable segments as a result of the management reporting and business consolidation changes effective as of April 1, 2009.

Item 9.01    Financial Statements and Exhibits

(d)
The following Exhibits are deemed filed or furnished with this Current Report on Form 8-K:

    Exhibit 99.1—Press Release issued by TriMas Corporation on December 14, 2009 (furnished solely for purposes of Item 7.01 of this Current Report on Form 8-K)

    Exhibit 99.2—Press Release issued by TriMas Corporation on December 14, 2009 (furnished solely for purposes of Item 7.01 of this Current Report on Form 8-K)

    Exhibit 99.3—Disclosure regarding TriMas Corporation in connection with the distribution of the Preliminary Offering Circular for $250,000,000 aggregate principal amount of senior secured notes due 2017 (furnished solely for purposes of Item 7.01 of this Current Report on Form 8-K)

    Exhibit 99.4—Audited Consolidated Financial Statements

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION
Date: December 15, 2009	By:	/s/ JOSHUA A. SHERBIN
Name: Joshua A. Sherbin Title: Vice President, General Counsel and Secretary

QuickLinks

  Item7.01 Regulation FD Disclosure
  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits
SIGNATURES